UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
October 14, 2008 (October 10, 2008)
COUNTRYWIDE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8422	26-2209742
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)
4500 Park Granada
Calabasas, CA 91302
(Address of principal executive offices)
(818) 225-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 10, 2008, Countrywide Financial Corporation (the “Company”) entered into a Settlement Agreement dated as of October 10, 2008 (the “Settlement Agreement”) with The Bank of New York Mellon, solely in its capacity as Indenture Trustee for the Series B Floating Rate Convertible Senior Debentures Due 2037 (the “Series B Debentures”) issued under an Indenture dated as of May 22, 2007 (the “Indenture”). The Settlement Agreement provides that the Company will commence a tender offer (the “Tender Offer”) for the Series B Debentures on or before October 20, 2008 at a purchase price of $980 per $1,000 principal amount of Series B Debentures, plus accrued interest from the date of the last interest payment thereon (the “Tender Offer Price”). The Tender Offer will remain open for 30 business days (or any longer duration required by applicable law). The Settlement Agreement further provides that if specified holders of Series B Debentures held in street name accounts with Lehman Brothers Inc. or Lehman Brothers International (Europe) (or affiliates thereof) are unable to comply with the Tender Offer procedures for their Series B Debentures prior to the termination of the Tender Offer, then the Company will purchase those Series B Debentures at the Tender Offer Price if tendered at any time prior to the date that is three months following the commencement of the Tender Offer. The Settlement Agreement further provides that The Bank of New York Mellon and the Company will execute a stipulation and proposed order dismissing an action filed in the Delaware Court of Chancery by The Bank of New York Mellon in its capacity as Indenture Trustee for the Series B Debentures seeking to require the Company to repurchase the Series B Debentures.
     The foregoing summary is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as an exhibit hereto and which is incorporated herein by such reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Settlement Agreement dated as of October 10, 2008 by and between The Bank of New York Mellon, as Indenture Trustee for the Series B Floating Rate Convertible Senior Debentures Due 2037, and Countrywide Financial Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Dated: October 14, 2008
	By:	/s/ Anne D. McCallion Anne D. McCallion Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Settlement Agreement dated as of October 10, 2008 by and between The Bank of New York Mellon, as Indenture Trustee for the Series B Floating Rate Convertible Senior Debentures Due 2037, and Countrywide Financial Corporation